SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

     ☐ Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     ☒ Definitive proxy statement

     ☐ Definitive additional materials

     ☐ Soliciting material pursuant to Rule 14a-12

Covansys Corporation

(Name of Registrant as Specified in Its Charter)

Covansys Corporation

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     ☒ No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

     ☐ Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, schedule or registration statement no.:

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     (4) Date filed:

April 30, 2003

Dear Covansys Corporation Shareholder:

      You are cordially invited to attend our annual meeting of shareholders which will be held this year on Tuesday, June 3, 2003 at 9:00 a.m. The meeting will be held at The Hotel Baronette, 27790 Novi Road, Novi, Michigan 48377. For your convenience, we have included a map and directions to The Hotel Baronette on the back page of the attached Proxy Statement.

      The Notice of the 2003 Annual Meeting of Shareholders and the related Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter. In addition to the items of business, we will also discuss our 2002 performance and answer any questions you may have about our company. Enclosed with the Proxy Statement is your voting card, a postage-paid envelope to return your voting card, your admission ticket to the meeting and our 2002 Annual Report.

      After reading the Proxy Statement, please promptly mark, date, sign and return the enclosed voting card in the postage-prepaid envelope to ensure that your shares are represented at the annual meeting. Your shares cannot be voted unless you date, sign, and return the enclosed voting card or attend the meeting in person. Regardless of the number of shares you own, your vote is important.

      Whether you are able to attend the meeting or not, please mark, date, sign and return the enclosed voting card in the envelope provided. If you decide to attend the meeting and would like to vote in person, you may do so.

      The Board of Directors and I look forward to seeing you at the meeting.

Sincerely,

MARTIN C. CLAGUE
President and Chief Executive Officer

COVANSYS CORPORATION

NOTICE OF THE 2003 ANNUAL MEETING OF SHAREHOLDERS

       The 2003 Annual Meeting of Shareholders of Covansys Corporation will be held on Tuesday, June 3, 2003 at 9:00 a.m. at The Hotel Baronette, 27790 Novi Rd., Novi, Michigan 48377 for the following purposes:

1.	to elect three directors to the Board of Directors;

2.	to ratify the selection of PricewaterhouseCoopers as the Company’s independent accountants for the fiscal year ending December 31, 2003; and

3.	to transact any other business that may properly come before the meeting.

      Shareholders who owned their shares as of the close of business on April 16, 2003 are entitled to notice of and to vote at our Annual Meeting and any adjournments thereof.

      Whether or not you plan to attend the meeting, please mark, sign, date and return the enclosed voting card in the envelope provided.

By Order of the Board of Directors

ROBERT A. HUDSON
Secretary and General Counsel

April 30, 2003

YOUR VOTE IS IMPORTANT

Please mark, sign and date the enclosed voting card, and return it promptly in the enclosed self-addressed stamped envelope.

INFORMATION ABOUT COVANSYS CORPORATION
INFORMATION ABOUT THE ANNUAL MEETING
ELECTION OF DIRECTORS
SELECTION OF INDEPENDENT ACCOUNTANTS
MEETINGS AND COMMITTEES OF THE BOARD
DIRECTOR COMPENSATION
DIRECTOR AND EXECUTIVE OFFICER OWNERSHIP OF COVANSYS COMMON STOCK
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
AUDIT COMMITTEE REPORT
CERTAIN TRANSACTIONS
OTHER INFORMATION

INFORMATION ABOUT COVANSYS CORPORATION	1
INFORMATION ABOUT THE ANNUAL MEETING	1
Information about Attending the Annual Meeting	1
Annual Report	1
Information about this Proxy Statement	1
Information about Voting	1
Quorum Requirement	1
Information about Votes Necessary for Action to be Taken	2
Cost and Method of Soliciting Proxies	2
Other Matters	2
ELECTION OF DIRECTORS	2
SELECTION OF INDEPENDENT ACCOUNTANTS	4
MEETINGS AND COMMITTEES OF THE BOARD	5
Audit Committee	5
Compensation Committee	5
Executive Committee	5
Nominating and Governance Committee	5
DIRECTOR COMPENSATION	6
DIRECTOR AND EXECUTIVE OFFICER OWNERSHIP OF COVANSYS COMMON STOCK	7
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	8
Voting Agreement	8
EXECUTIVE COMPENSATION	9
Report of the Compensation Committee on Executive Compensation	9
Cash Compensation	9
Equity Compensation	9
Chief Executive Officer’s Compensation	10
Employment Agreements and Arrangements	11
Executive Compensation Table	12
Options Granted During 2002	13
Option Exercises and 2002 Year-End Values	13
Compensation Committee Interlocks and Insider Participation	13
Performance Graph	14
AUDIT COMMITTEE REPORT	15
CERTAIN TRANSACTIONS	16
OTHER INFORMATION	16
Section 16(a) Beneficial Ownership Reporting Compliance	16
Shareholder Proposals	17
APPENDIX A	18

INFORMATION ABOUT COVANSYS CORPORATION

      Covansys Corporation is a provider of information technology services. We offer our clients flexible global delivery capabilities through our worldwide development centers and branch locations. We employ more than 4,400 people and utilize the services of approximately 450 independent contractors. Our headquarters is located at 32605 West Twelve Mile Road, Farmington Hills, Michigan 48334. Our telephone number is (248) 488-2088.

INFORMATION ABOUT THE ANNUAL MEETING

Information about Attending the Annual Meeting

      Our Annual Meeting will be held Tuesday, June 3, 2003 at 9:00 a.m. at The Hotel Baronette, 27790 Novi Rd, Novi, Michigan 48377. If you would like to attend the Annual Meeting please bring your admission ticket with you. Your admission ticket is included with this Proxy Statement and is attached to the voting card. Simply detach the voting card from your ticket, sign, date and mail your voting card in the enclosed envelope and bring your admission ticket to the meeting. If you want to attend the meeting, but your shares are held in the name of a broker or other nominee, please send a written request for an admission ticket to our Director of Investor Relations, and include with your request an account statement or letter from the nominee indicating that you were the beneficial owner of the shares at the close of business on April 16, 2003.

Annual Report

      Our Annual Report for the fiscal year ended December 31, 2002 is enclosed with this Proxy Statement.

Information about this Proxy Statement

      You are receiving this Proxy Statement and the enclosed voting card because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement contains the information we are required to provide to you under the rules of the Securities and Exchange Commission. It is designed to assist you in voting your shares. On April 30, 2003, we began mailing proxy materials to all shareholders of record as of the close of business on April 16, 2003.

Information about Voting

      You can vote on the matters to be presented at the Annual Meeting in two ways:

•	By Proxy -You can vote by signing, dating and returning the enclosed voting card. If you do this, the individuals named on the card (your “proxies”) will vote your shares in the manner you indicate. You may specify on your voting card whether your shares should be voted for all, some or none of the nominees for director. If you do not indicate instructions on the voting card, your shares will be voted for the election of all the nominees for director.

•	In Person-You may cast your vote in person when you attend the Annual Meeting.

      You may revoke your proxy at any time before it is exercised at the Annual Meeting by sending a written notice of revocation to our Corporate Secretary, Robert A. Hudson, by providing a later dated proxy or by voting in person at the meeting.

      Each share of Common Stock is entitled to one vote. Each share of Series A Convertible Preferred Stock is entitled to vote on an as converted basis. As of April 16, 2003, we had 35,980,540 shares of voting stock outstanding, including the Series A Convertible Preferred Stock on an as converted basis.

Quorum Requirement

      To hold a valid meeting, a quorum of shareholders is necessary. If shareholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting are present in person or by proxy, a quorum will exist. Abstentions will be counted as present for establishing a quorum.

Information about Votes Necessary for Action to be Taken

      If a quorum exists, each director must receive a plurality of the votes cast at the meeting to be elected. The ratification of the appointment of PricewaterhouseCoopers as our Company’s independent accountants requires the affirmative vote of a majority of the votes cast on the matter. Abstentions will have no effect on the results of the votes on the election of directors.

Cost and Method of Soliciting Proxies

      The cost of soliciting proxies will be paid by the Company. The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

Other Matters

      The Board of Directors does not know of any other matter which will be presented at the Annual Meeting other than the proposals discussed in this Proxy Statement. Generally, no business other than the items discussed in this Proxy Statement may be transacted at the meeting. However, if any other matter properly comes before the Annual Meeting, your proxies will act on such proposal in their discretion.

ELECTION OF DIRECTORS

      Our Board of Directors is divided into classes and, as a result, the terms of our directors are staggered. Each director class serves a three-year term. The terms of our Class I directors end this year. The Nominating and Governance Committee has recommended, and the Board of Directors has nominated, each of the Class I directors to be re-elected. Each re-elected director will serve until the end of his term and until his qualified successor has been elected. Currently, Martin C. Clague, Ned C. Lautenbach and Rajendra B. Vattikuti are Class I directors and, if re-elected, will serve a  new three-year term.

      The following information is furnished with respect to all of our directors. The ages of the directors are as of December 31, 2002.

      William C. Brooks, has served as a director since August 1998. Since 2002, Mr. Brooks has been the President and CEO of United American Healthcare Corporation where he has served as Chairman of the Board since 1998. In 2001, Mr. Brooks retired as Chairman of The Brooks Group International, a human resource and workforce development firm. He retired as Vice President of Corporate Affairs of General Motors in 1997 where he had served for 25 years in various positions. He is also a member of the Board of Directors of Louisiana-Pacific Corporation. Mr. Brooks was nominated by President Clinton and served from February 1996 to January 1998 on the Social Security Advisory Board. Mr. Brooks was nominated by President Bush and served from July 1989 to November 1990 as the Assistant Secretary of Labor for the Employment Standards Administration. Mr. Brooks holds a Bachelor of Arts degree from Long Island University and a Master’s Degree in Business Administration from the University of Oklahoma. Age 69. Term expires in 2005.

      Martin C. Clague, has served as a director since March 2002. He has been the Company’s President and Chief Executive Officer since October 2002. He served as the Company’s President and Chief Operating Officer from January 2002 to October 2002. During 2000 and 2001 Mr. Clague served as a consultant to the Company. From 1999-2000 Mr. Clague served as CEO and President of Unisphere Networks. From 1966-1999 Mr. Clague was employed by IBM Corporation where he last served as Vice President of e-Business. Mr. Clague is a member of the Board of Directors of Mantra Communications Inc. and Quantum Leap Innovations, Inc. He is a trustee of Manhattanville College. Mr. Clague holds a Bachelor of Arts degree from Hiram College and attended Cleveland Marshall School of Law. Age 60. Nominee. (If elected, term will expire in 2006.)

      Kevin J. Conway, has served as a director since April 2000. He has been a principal of Clayton, Dubilier & Rice (“CDR”) since 1994. Prior to joining CDR, he was employed by Goldman, Sachs & Co. for 10 years where he was elected partner and was a senior member of the Mergers and Acquisitions Department. Mr. Conway also served as Chief of Staff of the Investment Banking Division at Goldman Sachs. Mr. Conway

also serves as a director of Riverwood International Corporation and Sirva Corporation. Mr. Conway is a graduate of Amherst College, received his Master of Business Administration degree from Columbia University School of Business and holds a J.D. from Columbia Law School. Age 44. Term expires 2005.

      Douglas S. Land, has served as a director since November 1993 and as an advisor to the Company since 1988. Mr. Land is the founder of Economic Analysis Group, Ltd., a Washington D.C. based consulting firm that has been providing financial and economic consulting services since 1983. Mr. Land is also the President and founder of The Chesapeake Group, a financial advisory firm that has been providing consulting and investment banking services to start-up and middle-market firms since 1985. Mr. Land holds a Bachelor of Science degree in Economics and a Master of Business Administration degree in Finance from the Wharton School and a Master of Arts degree in International Relations from the University of Pennsylvania. Age 44. Term expires in 2004.

      Ned C. Lautenbach, has served as Co-Chairman of the Board since April 2000. From November 2001 through September 2002, Mr. Lautenbach was the Company’s acting President and Chief Executive Officer. Since 1998 Mr. Lautenbach has been a partner at Clayton, Dubilier & Rice. From 1968 — 1998 he was employed by IBM Corporation where he last served as Senior Vice President and Group Executive of Worldwide Sales and Services. During his career at IBM, he held a variety of other senior executive positions in several divisions, including President of the National Distribution Division of the United States, President of Asia Pacific, and Chairman of IBM World Trade Corporation. Mr. Lautenbach also serves as the Chairman and CEO of Acterna Corporation and as a director of Axcelis Corporation, Fidelity Investments and Eaton Corporation. He received his Master of Business Administration degree from Harvard University after receiving his B.A. in Economics from the University of Cincinnati. Age 59. Nominee: (If elected, term will expire in 2006).

      Ronald K. Machtley, has served as a director since May 1998. Mr. Machtley has been the President of Bryant College since 1996. From 1994 to 1995, Mr. Machtley was a partner in the Washington D.C. law firm of Wilkinson, Barker, Knauer & Quinn. From 1988 to 1995, Mr. Machtley was a United States Congressmen from the State of Rhode Island. He is a director of Amica Insurance Company, Inc. and Cranston Print Works, Inc. Mr. Machtley holds a J.D. from Suffolk University and is a graduate of the U.S. Naval Academy. Age 54. Term expires in 2004.

      John A. Stanley, has served as a director since June 1997. Mr. Stanley is currently a self-employed business consultant. Previously he served as President of European Operations of Lexmark International from March 1991 until May 1998 and was previously employed by IBM for 22 years. Mr. Stanley is a graduate of FitzWilliam College, University of Cambridge, England with a Master of Arts degree, and holds a degree in Personnel Management from The London School of Economics. Age 65. Term expires in 2005.

      Frank D. Stella, has served as a director since November 1993. Mr. Stella has served as President of F.D. Stella Products Company, a food service and dining equipment company, since 1946. Mr. Stella was appointed to the Commission for White House Fellows by President Ronald W. Reagan in 1983 and has served as Chairman of the Income Tax Board of Review, City of Detroit, since 1965. Mr. Stella is also a board member of VFS, Inc., an insurance holding company, and a former board member of the Federal Home Loan Bank of Indianapolis. He is also on the boards of several medical and charitable organizations. Mr. Stella holds a degree from the College of Commerce and Finance at the University of Detroit. Age 84. Term expires in 2004.

      Rajendra B. Vattikuti, founder of Covansys, served as President and Chief Executive Officer from its formation in February 1985 until June 2000. He is currently Co-Chairman of the Board of Directors and has been a director of the Company since its formation. From 1983 to 1985, Mr. Vattikuti was Director of Management Information Systems for Yurika Foods Corporation. From 1977 to 1983, he was an M.I.S. Project Leader for Chrysler Corporation. Mr. Vattikuti holds a Bachelor of Science degree in Electrical Engineering from the College of Engineering, Guindy (India) and a Master of Science degree in Electrical and Computer Engineering from Wayne State University. Age 52. Nominee. (If elected, term will expire in 2006).

      David H. Wasserman, has served as a director since April 2000. Mr. Wasserman has been a principal of Clayton, Dubilier & Rice since 1998. Prior to joining CDR, he was employed by Goldman, Sachs & Co. in the Principal Investment Area. He has also been employed by Fidelity Capital and as a management consultant for Monitor Company. Mr. Wasserman also serves as a director of Kinko’s, Inc. and ICO Global Communications LTD. Mr. Wasserman is a graduate of Amherst College and received his Masters of Business Administration from Harvard Business School. Age 36. Term expires in 2004.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES.

SELECTION OF INDEPENDENT ACCOUNTANTS

      In March 2003, our Audit Committee selected PricewaterhouseCoopers to be our independent accountants for the fiscal year ending December 31, 2003.

      Although not required, we value the opinion of our shareholders, and therefore, we are submitting our selection of independent accountants for ratification at the Annual Meeting of Shareholders. If our selection is not ratified, we may reconsider our selection.

      We consider PricewaterhouseCoopers to be extremely well qualified. A representative of PricewaterhouseCoopers will attend the meeting and will have an opportunity to make a statement if they desire to do so. They will also answer appropriate questions from our shareholders.

      For 2002, we paid PricewaterhouseCoopers approximately $303,000 for audit and audit related fees and paid fees of approximately $199,000 for other services, including fees for tax consulting, tax return preparation and other non-audit services. During 2002, we paid Arthur Andersen LLP approximately $32,000 for audit and audit related fees and paid fees of approximately $469,000 for other services, including fees for tax consulting, tax return preparation and other non-audit services.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

      On April 26, 2002, our Board of Directors, based on the recommendation of our Audit Committee, dismissed Arthur Andersen LLP (“Andersen”) as our independent public accountants and engaged PricewaterhouseCoopers to serve as our independent public accountants for our fiscal year ending December 31, 2002.

      Andersen’s reports on our consolidated financial statements for the fiscal years ending December 31, 2001 and 2000 do not contain any adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles.

      During the fiscal year ending December 31, 2001 and 2000 and through April 26, 2002, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to Andersen’s satisfaction, would have caused them to make reference to the subject matter in connection with the report on our consolidated financial statements for such years and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities Act of 1933.

      Andersen has furnished a letter to the Securities and Exchange Commission stating that they agree with the above statements.

      During our fiscal years ending December 31, 2001 and 2000 and through April 26, 2002, we did not consult PricewaterhouseCoopers with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on our consolidated financial statements or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K of the Securities Act of 1933.

WE RECOMMEND THAT YOU VOTE FOR THE RATIFICATION OF OUR

SELECTION OF INDEPENDENT ACCOUNTANTS FOR FISCAL 2003

MEETINGS AND COMMITTEES OF THE BOARD

      The Board of Directors met 11 times during the fiscal year. In addition to meetings of the full Board, directors also attended meetings of Board Committees. Attendance by each director at meetings of the Board and Board Committees during the year was in excess of 90%. The Board of Directors has standing audit, compensation, executive, and nominating and governance committees.

      Audit Committee. The activities of the Audit Committee are governed by the Audit Committee Charter which is included as an annex to this Proxy Statement. The Audit Committee is responsible for reviewing with management our financial controls, accounting, audit and reporting activities. The Audit Committee reviews the qualifications of the Company’s independent accountants, selects the independent accountants and recommends the ratification of the independent accountants to the board, reviews the scope, fees and results of any audit and reviews non-audit services provided by the independent accountants. The Audit Committee is also responsible for approving any transactions between Covansys and its directors, officers, or significant shareholders. In addition, the Audit Committee approves any non-audit services to be performed by the independent auditors. The Audit Committee met eight times during the year. The members of the Audit Committee are Messrs. Brooks (Chair), Machtley and Stella.

      Compensation Committee. The Compensation Committee is responsible for the administration of all salary and incentive compensation plans for the officers and key employees of the Company, including bonuses. The Compensation Committee also administers the Company’s 1996 Stock Option Plan and the Employee Stock Purchase Plan. The Compensation Committee met seven times during the year. The members of the Compensation Committee are Messrs. Stanley (Chair), Brooks and Conway.

      Executive Committee. The Executive Committee exercises the authority of the Board on such matters as are delegated to by the Board of Directors and exercises the authority of the Board between meetings of the Board of Directors. The Executive Committee met six times during the year. The members of the Executive Committee are Messrs. Lautenbach (Chair), Clague, Stanley and Vattikuti.

      Nominating and Governance Committee. The Nominating and Governance Committee is responsible for identifying, and recruiting highly qualified candidates to serve as directors of the Company. The Committee also recommends to the Board of Directors and shareholders worthy candidates to serve as directors of the Company. The Committee met three times during the year. The members of the Nominating and Governance Committee are Messrs. Conway (Chair), Land, Lautenbach, Stella and Vattikuti. The Nominating and Governance Committee will consider nominations made by shareholders in accordance with the by-laws. If you wish to submit names of prospective nominees for consideration by the Committee, you should do so in writing addressed to our General Counsel accompanied by sufficient biographical and other information to enable the Committee to make an informed evaluation.

DIRECTOR COMPENSATION

      Directors who are not employees or consultants of the Company are paid $2,000 per month for serving on the Board of Directors. Committee Chairmen receive an additional $1,000 per month. Each member also receives $1,000 per each meeting attended. The Company pays all expenses related to attendance at regular or special meetings.

      Directors are also eligible to participate in the 1996 Stock Option Plan. New non-employee directors receive an initial grant of non-qualified stock options to purchase 5,000 shares of common stock with an exercise price equal to the fair market value of the common stock on the date of grant as quoted by the Nasdaq National Market. Thereafter, each director receives an annual award of non-qualified stock options to purchase 3,000 shares of common stock with an exercise price equal to the fair market value of the common stock on the date of grant as quoted on the Nasdaq National Market.

      During 2002, grants of non-qualified stock options were made to members of the Board of Directors at an exercise price of $8.93 per share. The options vest in four equal annual installments commencing one year from the date of grant. The following are the number of options granted to each director during the year:

Number of
Non-Employee Director	Options Granted

William C. Brooks	3,000
Kevin J. Conway(1)	3,000
Douglas S. Land	3,000
Ned C. Lautenbach(1)	3,000
Ronald K. Machtley	3,000
John A. Stanley	3,000
Frank D. Stella	3,000
David H. Wasserman(1)	3,000

(1)	Messrs. Conway, Lautenbach and Wasserman were entitled to receive the options listed above, however, in accordance with their employment relationship with Clayton Dubilier & Rice (“CDR”), the options are being assigned to CDR.

      During 2002, in addition to the annual grant of non-qualified stock options to non-employee directors, members of the Board of Directors that served on a Special Committee of the Board and as advisers to the Special Committee were granted non-qualified stock options at an exercise price of $2.50 per share. The options are fully exercisable from the date of grant and expire ten years after the grant date. The following are the number of options granted.

	Number of
Special Committee Member	Options Granted

William C. Brooks	7,200
Douglas S. Land	60,000	(1)
Ronald K. Machtley	15,000
John A. Stanley	14,400
Frank D. Stella	12,000

(1)	These options were issued to The Chesapeake Group, a company owned by Mr. Land.

DIRECTOR AND EXECUTIVE OFFICER OWNERSHIP
OF COVANSYS COMMON STOCK

      This table indicates how much common stock the executive officers and directors beneficially owned as of April 16, 2003. In general, “beneficial ownership” includes those shares a director or executive officer has the power to vote, or the power to transfer, and stock options that are exercisable currently or become exercisable within 60 days. Except as otherwise noted, the persons named in the table below have sole investment power with respect to all shares shown as beneficially owned by them.

	Shares of	Options
	Common Stock	Exercisable		Percent of
Name	Beneficially Owned	Within 60 Days		Outstanding Voting Shares(1)

Ned C. Lautenbach	0	5,000	(2)	*
Rajendra B. Vattikuti	8,611,759	0		23.9%
Martin C. Clague	12,000	0		*
William C. Brooks	0	21,200		*
Kevin J. Conway	0	5,000	(2)	*
Douglas S. Land	235,382	78,000		*
Ronald K. Machtley	0	21,200		*
John A. Stanley	11,000	49,900		*
Frank D. Stella	67,915	27,500		*
David H. Wasserman	0	5,000	(2)	*
Michael Duffey	1,100	0		*
Sivaprakasam Velu	61,922	24,475		*
Timothy M. Wolfe	21,352	111,250		*
Gerald L. Massey	2,500	37,500		*
Directors and Executive Officers as a group (14 persons)	9,024,930	395,825		26.2%

*	Less than 1% of the outstanding voting shares of common stock.

(1)	Percentages are based on a total of 35,980,540 shares comprised of 27,284,888 shares of common stock and 8,695,652 shares of Series A voting convertible preferred stock on an as-converted basis, outstanding as of April 16, 2003.

(2)	These options are held by Clayton, Dubilier & Rice, a company that is partially owned by the named persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      Set forth below is the name, address, stock ownership and voting power of each person or group of persons other than those listed in the preceding section relating to director and officer ownership known by us to own beneficially more than five percent of our outstanding common stock or any series of voting preferred stock as of March 31, 2003.

	Number of Shares	Percent of
	Beneficially	Outstanding Shares	Percent of
Name and Address	Owned	By Class(1)	Voting Power(1)

Common Stock
Perkins, Wolf, McDonnell & Company(2)	3,657,000	13.4%	10.2%
53 W. Jackson Blvd., Suite 722 Chicago, IL 60604

Series A Voting Convertible Preferred Stock
CDR-Cookie Acquisition, LLC(3)	200,000	100.0%	24.2%
375 Park Avenue New York, NY 10152

(1)	Percentages are based on a total of 35,980,540 shares comprised of 27,284,888 shares of Common Stock and 8,695,652 shares of Series A Voting Convertible Preferred Stock on an as-converted basis, outstanding as of April 16, 2003.

(2)	Beneficial ownership as of December 31, 2002. Perkins, Wolf, McDonnell & Company, an investment adviser, has filed Amendment No. 2 to its statement on Schedule 13G with the Securities and Exchange Commission. Amendment No. 2 discloses that Perkins, Wolf, McDonnell & Company has sole or shared voting and dispositive power over the shares.

(3)	Beneficial ownership as of December 31, 2002. In November 2001 CDR-Cookie Acquisition, LLC (the “Purchaser”) filed with the Securities and Exchange Commission, Amendment 2 to its statement on Schedule 13D to the effect that it shares voting and dispositive power over the shares with Clayton, Dubilier & Rice Fund VI Limited Partnership (“Fund VI”), CD&R Associates VI Limited Partnership (“Associates VI”) and CD&R Investment Associates VI, Inc. (“Associates VI Inc.”). As the sole members of the Purchaser, Fund VI may be deemed to be the beneficial owner of the shares. By virtue of its position as general partner of Fund VI, Associates VI may be deemed to be the beneficial owner of the shares. By virtue of its position as general partner of Associates VI, Associates VI, Inc. may be deemed to be the beneficial owner of the shares. Each of Fund VI, Associates VI and Associates VI, Inc. disclaim beneficial ownership of the shares.

Voting Agreement

      On March 17, 2000 Rajendra B. Vattikuti and Clayton, Dubilier & Rice entered into a Voting Agreement pursuant to which Mr. Vattikuti agreed to vote his shares in favor of the election of the three directors designated by CDR to the Company’s Board of Directors in accordance with the Stock Purchase Agreement between the Company and CDR. CDR agreed to vote its shares in favor of the election of Mr. Vattikuti to the Board of Directors. The Voting Agreement terminates on July 13, 2007.

EXECUTIVE COMPENSATION

Report of the Compensation Committee on Executive Compensation

      The Covansys Compensation Committee is comprised of three directors who are not employees of the Company. The Compensation Committee is responsible for the approval and administration of compensation programs for the executive officers of Covansys. In conducting its review of executive compensation matters, the committee utilizes the compensation data and the advisory services of an independent compensation consultant. Our compensation policy for executive officers is intended to:

•	provide competitive compensation packages in order to attract and retain superior executive talent;

•	link a significant portion of an executive’s overall compensation to financial results as reflected in the value returned to shareholders; and

•	provide long-term equity compensation to align the interests of executive officers with those of shareholders and reward successful performance.

Cash Compensation

      Cash compensation for executive officers is based primarily on an analysis of competitive executive compensation. The Compensation Committee relies upon general business compensation surveys to determine appropriate compensation ranges. The Compensation Committee also relies upon the analysis of an independent compensation consultant to determine the appropriate level of cash compensation for executive officers.

      Our policy is to pay executive officers at the competitive averages for comparable positions. Compensation levels for individual executive officers may be greater or less than competitive averages, depending upon a subjective assessment of individual factors such as the executive’s position, skills, achievements, tenure with the Company and other historical factors.

Equity Compensation

      Equity compensation is provided to executive officers principally through the 1996 Stock Option Plan (the “Plan”). Option awards under the Plan are determined based upon the achievement of various predetermined goals relating to budgeted financial performance or the achievement of operating targets and goals. Generally, awards under the Plan vest over a four year period to ensure that the decisions made by officers consider the long-term best interests and continued financial and operational growth and achievement of the Company.

      Awards of stock options to executive officers during the year under the Plan are made at the then current fair market value of the common stock as quoted on the Nasdaq National Market. Making awards at the then current fair market value ensures that the options only become valuable upon the continued appreciation of the stock price. In administering the Plan in this manner, the Compensation Committee strives to align the interests of executive officers with the interests of shareholders.

      In October 2002, the Compensation Committee recommended, and the Board of Directors approved a program (the “Stock Option Exchange Program”) under which the holders of certain options were permitted to exchange existing stock options for a number of stock options to be calculated using the Black-Scholes valuation methodology. The new stock options are to be issued no sooner then six months and one day from the date they were canceled. The new stock options will be granted at a price equal to the fair market value of the Company’s common stock on the date of grant. The Stock Option Exchange Program was approved in order to continue to provide incentives to employees that had essentially been lost due to the decrease in the Company’s stock price.

Chief Executive Officer’s Compensation

      Mr. Clague became the Company’s Chief Executive Officer in October 2002. Mr. Clague’s annual salary, as Chief Executive Officer, is $500,000. He is also eligible for a bonus of up to 100% of his annual salary. Mr. Clague also was granted options to purchase 500,000 shares of common stock at exercise prices ranging from $9 to $30 per share. 175,000 of those options were canceled in connection with Mr. Clague’s election to participate in the Stock Option Exchange Program in December 2002. New stock options to replace those canceled will be issued in July 2003 at an exercise price equal to the fair market value of the Company’s common stock on the date of grant.

      The Company contracted with CDR for the services of Mr. Lautenbach as Chief Executive Officer for the period from January to September 2002. Under the terms of the Loan-Out Agreement between the Company and CDR, the Company paid CDR $250,000 for the services of Mr. Lautenbach.

Compensation Committee

JOHN STANLEY, Chairman
KEVIN CONWAY
WILLIAM BROOKS

Employment Agreements and Arrangements

      On January 1, 2002, the Company entered into a three-year employment agreement with Mr. Clague. The employment agreement with Mr. Clague provides for an annual base salary of $500,000 and an annual incentive bonus of up to 100% of his base salary dependent upon achieving target financial and other performance objectives. Mr. Clague is eligible to participate in the other benefit plans and programs maintained by the Company for its senior executives, including health, disability and retirement plans. In the event that Mr. Clague is terminated without cause or by reason of his retirement after age 65, the Company is obligated to pay him his base salary through the date of termination.

      On November 20, 2001, the Company entered into an agreement with Clayton Dubilier & Rice concerning the loan-out of Ned C. Lautenbach as the Company’s Chief Executive Officer (the “Loan-Out Agreement”). The agreement expired in October 2002 upon Mr. Clague’s appointment as Chief Executive Officer. Pursuant to the Loan-Out Agreement, the Company paid CDR, $250,000 for Mr. Lautenbach’s services.

      On March 17, 2000 the Company and Mr. Vattikuti entered into a five-year employment agreement which provides for his employment as Co-Chairman of the Board of Directors for an initial term and automatic renewals so that the term of the agreement is always five years unless either party elects not to extend the term. The agreement provides for Mr. Vattikuti to receive a base salary in 2000 and for succeeding years of $500,000 and a bonus of up to 100% of his base salary. The base salary and bonus may be adjusted by the Compensation Committee. The agreement also provides, among other things, that if Mr. Vattikuti’s employment is terminated by the Company without cause, or by Mr. Vattikuti under certain conditions (including a change in control as defined in the agreement), the Company is obligated to pay him an amount equal to 2.99 times his base salary in effect immediately prior to such termination and the greater of his most recent bonus or the bonus received immediately prior to such bonus. The agreement contains a restrictive covenant that prohibits Mr. Vattikuti from competing anywhere in the world with the Company’s business during any period in which he receives compensation and for one year after the cessation of such compensation.

      The Company had an employment agreement with Timothy M. Wolfe, a former executive vice president of the Company, that was terminated (except for certain provisions relating to non-competition, non-solicitation, confidentiality, assistance with intellectual property rights and certain remedies, each of which survived termination). The terms of Mr. Wolfe’s employment agreement were generally similar to those of Mr. Clague’s employment agreement except that it contained different salary, bonus and payment of termination provisions.

      The Company adopted an Executive Severance Plan in 2001 applicable to senior executives employed at that time. The Plan provides certain severance benefits in the event of 1) termination despite acceptable job performance, attendance and conduct; 2) a substantial and material change in job duties that diminishes job duties, the authority of the executive’s position or both; or 3) a change in control. A change in control is defined to occur when, following a merger, sale, consolidation or transfer, the Company or the shareholders of the Company either (a) will not own more than 50% of the voting power of the corporation surviving the transaction, or (b) if the Company and the other corporation both survive, will not own more than 50% of the voting power of the Company and more than 50% of the corporation or business acquired. Upon occurrence of one of the listed triggering events, the executive will be entitled to receive termination pay equal to one year of salary and reimbursement for up to twelve months of COBRA continuation health care coverage. Of the Company’s current executive officers, only Messrs. Massey and Velu are covered by the Executive Severance Plan.

Executive Compensation Table

      The table below shows the compensation paid to the President and Chief Executive Officer and the next four highest compensated executive officers.

						Long-Term
						Compensation
						Awards

						Securities
	Fiscal					Underlying		All Other
Name and Principal Position	Year	Salary	Bonus	Other		Options (#)		Compensation(2)

Rajendra B. Vattikuti	2002	$500,000	—	$14,544	(1)	—		$4,150
Co-Chairman	2001	$500,000	—	$8,576	(1)	—		$4,200
	2000	$500,000	—	—		50,000		$4,200

Martin C. Clague	2002	$500,000	—	—		500,000	(5)	—
President and	2001	—	—	189,666	(7)	—		—
Chief Executive Officer	2000	—	—	93,076	(7)	—		—

Sivaprakasam Velu	2002	$300,000	$143,100	—		—		$4,400
Executive Vice President	2001	$300,000	$121,650	—		35,000		$4,200
	2000	$300,000	$64,359	—		70,000	(5)	$4,200

Gerald L. Massey	2002	$300,000	$158,608	60,000	(3)	—		$4,400
Executive Vice President	2001	$275,000	$50,000	—		35,000	(5)	$4,200
	2000	$275,000	$0	150,004	(4)	75,000		—

Timothy M. Wolfe	2002	$300,000	$55,142	250,000	(4)	—		$2,000
Executive Vice President(6)	2001	$300,000	$41,000	250,000	(4)	45,000		$1,530
	2000	$175,000	$60,000	500,000	(4)	200,000		—

(1)	Automobile allowance

(2)	Represents the amount of contribution by the Company on behalf of such individual to the Company’s 401(k) Plan

(3)	Represents a short-term loan made by the Company to Mr. Massey in 2002. This loan was paid in full in January 2003.

(4)	These amounts represent bonus payments under the terms of Mr. Massey’s and Mr. Wolfe’s employment agreements.

(5)	175,000 of these options, in the case of Mr. Clague, and all of these options, in the case of Messrs. Velu and Massey, were canceled in December 2002 in accordance with the Stock Option Exchange Program. New options to replace those canceled will be issued to these executive officers in July 2003 at an exercise price equal to the fair market value of the Company’s common stock on the date of grant.

(6)	Mr. Wolfe’s employment with the Company terminated on April 4, 2003.

(7)	Represents payments made to Mr. Clague in his capacity as a consultant to the Company.

Options Granted During 2002

Potential Realizable Value
at Assumed Annual Rates of
		% of Total Options			Stock Appreciation For
	Number of Securities	Granted to			Option Term(1)
	Underlying Options	Employees in	Exercise	Expiration
Name	Granted	Fiscal Year	Price(2)(3)(4)	Date	0%	5%	10%

Martin C. Clague	500,000	60%	$9.00 - 30.00	1/2/12	$0	$849,008	$2,736,689
Rajendra B. Vattikuti	—	—	—	—	—	—	—
Timothy M. Wolfe	—	—	—	—	—	—	—
Sivaprakasam Velu	—	—	—	—	—	—	—
Gerald L. Massey	—	—	—	—	—	—	—

(1)	The dollar amounts indicated in these columns are the result of calculations required by the rules of the Securities and Exchange Commission which assume specified stock value appreciation. These growth rates are not intended by Covansys to forecast future stock price appreciation of Covansys common stock.

(2)	The exercise price equals the fair market value of Covansys common stock as of the date the options are granted as quoted on Nasdaq and determined by the Compensation Committee.

(3)	Generally, options vest in four equal annual installments commencing one year after the date the option is granted.

(4)	Of these options, 150,000 were issued at an exercise price of $9.00 per share, 175,000 were at an exercise price of $20.00 and 175,000 were at an exercise price of $30.00. 175,000 of those options exercisable at $30 per share were canceled in connection with Mr. Clague’s election to participate in the Stock Option Exchange Program in December 2002. New options to replace those canceled will be issued in July 2003 at an exercise price equal to the fair market value of the Company’s common stock on the date of grant.

Option Exercises and 2002 Year-End Values

      The following table shows the number and value of stock options (exercised and unexercised) for the listed Executive Officers. No Executive Officers exercised options during 2002.

			Number of Securities		Value of Unexercised In-
			Underlying Unexercised		the-Money Options at Year
			Options at Year-End		End($)(1)
	Shares Acquired	Value
Name	upon Exercise(#)(1)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Martin C. Clague	—	—	0	325,000	0	0
Rajendra B. Vattikuti	—	—	0	0	0	0
Timothy M. Wolfe	—	—	111,250	133,750	0	0
Sivaprakasam Velu	—	—	21,975	28,750	0	0
Gerald L. Massey	—	—	37,500	37,500	0	0

(1)	Calculated based upon the share price of Covansys common stock on December 31, 2002 of $3.76 less the option exercise price. An option is in-the-money when the market value of Covansys common stock exceeds the exercise price of the option.

Compensation Committee Interlocks and Insider Participation

      During 2002, the Company had no Compensation Committee interlocks.

PERFORMANCE GRAPH

Comparison of Cumulative Total Return

Since December 31, 1997

Company Name	12/97	12/98	12/99	12/00	12/01	12/02

Covansys Corp	100.00	155.75	115.52	47.41	41.15	17.28
S&P 500 Comp	100.00	128.58	155.63	141.46	124.66	97.12
Russell 2000 Technology	100.00	112.01	229.75	136.84	106.07	57.06

AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors is comprised of three independent directors and operates under a written charter adopted by the Board. The Committee is appointed by the Board to monitor, among other things, the Company’s financial reporting process and the independence and performance of the Company’s independent accountants. It is the responsibility of management of the Company to prepare financial statements in accordance with generally accepted accounting principles and of the Company’s independent accountants to audit those financial statements.

      Throughout the year, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees).

      In addition, the Committee has discussed with the independent accountants, the accountants’ independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Further, the Committee has considered whether the provision of non-audit services by the independent accountants is compatible with maintaining the accountants’ independence.

      Further, the Committee meets with the independent accountants, with and without management present, to discuss the results of their examinations, the evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

      Based on the reviews and discussions referred to above, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 and be filed with the Securities and Exchange Commission.

      The Audit Committee Charter was amended during 2003 to comply with the provisions of the Sarbanes-Oxley Act of 2002. The Amended Audit Committee Charter, as so amended, is attached to this proxy statement as Appendix A.

      Each member of the Audit Committee is independent as defined under the listing standards of the Nasdaq National Market.

AUDIT COMMITTEE
WILLIAM C. BROOKS, Chairman
FRANK STELLA
RONALD MACHTLEY

CERTAIN TRANSACTIONS

      Synova, Inc. and subsidiaries (Synova) is an information technology (IT) professional services organization owned by Mr. Vattikuti, a co-chairman of the Company’s Board of Directors. For the year ended December 31, 2002, the Company provided services to Synova totaling approximately $4,643,000. In addition, Synova provided services to the Company, for the year ended December 31, 2002, totaling approximately $4,107,000. The net balance owed to the Company by Synova at December 31, 2002 was $226,000. In addition, under the terms of a note payable, Synova owes the Company $8 million. The note is due in September 2005, and interest is paid quarterly. The note is being paid in accordance with its terms.

      The Company paid approximately $333,000, $949,000 and $1,111,000 to Clayton, Dubilier and Rice, Inc. (CDR), an affiliate of CDR-Cookie Acquisition L.L.C., a shareholder of the Company, for financial and management advisory services and executive management services for the years ended December 31, 2000, 2001 and 2002, respectively.

      In 2002, the Company entered into a ten-year agreement to provide IT outsourcing services to SIRVA, Inc., a company to which CDR also provides financial and management advisory services and in which an affiliate of CDR has an equity investment. During the year ended December 31, 2002, services provided by the Company to SIRVA, Inc. totaled approximately $2,753,000.

      During the year ended December 31, 2002, the Company provided IT services totaling $185,000 to Acterna Corporation, a company to which CDR also provides financial and management advisory services and in which an affiliate of CDR has an equity investment.

      The Company paid approximately $717,000, $1,118,000 and $237,000 during the years ended December 31, 2000, 2001, and 2002, respectively, for merger and acquisition consulting services provided by the Chesapeake Group, Inc., a company owned by Douglas Land, a director.

      Praja, Inc. (Praja) is an information technology professional services organization owned in part by Mr. Vattikuti, a co-chairman of the Company’s Board of Directors. During the year ended December 31, 2002, Praja provided services and software to the Company totaling $183,000. In addition, the Company provided services to Praja totaling $63,000.

      During 2002, the Company issued 60,000 options to purchase shares of common stock to The Chesapeake Group, a Company owned by Douglas Land, a director, for advisory services provided to the Special Committee of the Board of Directors. The options were issued at an exercise price of $2.50 per share, the fair market value of the common stock on the date of grant, and are fully exercisable from the date of grant until their expiration ten years from the grant date.

      The Company has provided loans to the following executive officers and directors, the term, interest rate and principal balances of which are as follows:

	Due Date	Interest Rate	Principal Balance

Douglas S. Land	2006	8.25%	$558,325
Sivaprakasam Velu	2003-2006	2.50%	$476,274
Rajendra B. Vattikuti	—	—	$83,176

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities (all of whom we refer to collectively as “reporting persons”), to file an initial report of ownership on Form 3 and changes in ownership on Form 4 with the Securities and Exchange Commission (the “SEC”) and with the Nasdaq Stock Market. Those reporting persons are also required by SEC rules to furnish copies of all Section 16(a) reports they file to the Company. Under the Sarbanes-Oxley Act of 2002, effective August 29,

2002, transactions by reporting persons must generally be reported within two business days after the execution date.

      Based solely upon a review of such forms received by the Company and written representations from certain reporting persons, the Company determined that a number of reporting persons had inadvertently failed to file required reports or had filed reports with incomplete or incorrect information. The following is a summary of the non-compliance by the reporting persons:

      Messrs. Brooks, Machtley, Stanley and Stella each filed a late report of seven transactions involving the grant of options to each of them. Mr. Clague filed a late report of three transactions involving grant of options to him and one transaction involving the cancellation of options. Mr. Duffey filed a late report of one transaction involving the cancellation of options. Messrs. Conway, Lautenbach and Wasserman filed late reports of four transactions involving the issuance of warrants and options. Mr. Land filed a late report of six transactions involving the grant of options to him. Mr. Massey amended his report on Form 3 to include the ownership of options owned by him and filed a late report of two transactions involving the grant of options to him and one transaction involving the cancellation of options. Mr. Stanley amended his report on Form 3 to include the ownership of the Company’s common stock and of options. Mr. Sivaprakasam Velu filed a late report of initial ownership of the Company’s equity securities and a late report of four transactions involving the grant of options to him and the exercise of certain of those options and one transaction involving the cancellation of options. Mr. Vattikuti filed a late report of three transactions involving the grant of options to him and one transaction involving the cancellation of options. Mr. Wolfe, who ceased to be a reporting person in April 2003, failed to file a report on Form 3 and failed to file reports of two transactions involving the grant of options to him.

      In response to its realization of the above late reports and the accelerated reporting requirements under the Sarbanes-Oxley Act, the Company is implementing procedures for the timely reporting of all future transactions by its officers and directors.

Shareholder Proposals

      Shareholders that want to present a proposal to be considered at the 2004 annual meeting should send the proposal to Robert A. Hudson, Secretary of Covansys Corporation at 32605 West Twelve Mile Road, Suite 250, Farmington Hills, MI 48334 by registered, certified or express mail. Proposals must be received prior to December 31, 2003.

APPENDIX A

Covansys Corporation

Audit Committee of the Board of Directors

Charter

A. Purpose

      The primary function of the Audit Committee is to aid the Board of Directors in fulfilling its oversight responsibilities by reviewing:

•	The quality and integrity of the financial reports and other financial information provided by the Company to any governmental department or agency or to the public;

•	The Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established;

•	The Company’s auditing, accounting and financial reporting processes generally; and

•	Providing an open avenue of communication among the external auditor and internal auditor, who have direct responsibility to the Audit Committee and Board of Directors, and financial management of the Company.

      The Audit Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system;

•	Appoint, determine the funding for, and oversee the Company’s independent auditors.

•	Prepare the report required, under the Securities and Exchange Commission’s (SEC’s) rules, to be included in the Company’s annual proxy statement

•	Review and approve all related-party transactions, as defined in SEC Regulation S-K, Item 404(a), whatever of the dollar value of the transaction.

      The Committee relies on the expertise and knowledge of management, the internal auditors and the independent auditors in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles (GAAP). The independent auditors are responsible for auditing the Company’s financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with GAAP, to conduct investigations, or to assure compliance with laws and regulations or the Company’s internal policies, procedures and controls.

B. Composition

      The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors as independence is defined by NASDAQ Rule 4200(a)(15), and free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a member of the Audit Committee. All Audit Committee members shall have a working familiarity with basic finance and accounting practices and at least one member shall have an understanding of generally accepted accounting principles and financial statements and accounting or related financial accounting expertise.

      The members of the Audit Committee shall be elected annually by the Board and shall serve until their successors are duly elected and qualified. Members of the Audit Committee shall designate a Chairman by majority vote of the full Committee membership.

      No Audit Committee member may receive any compensation from the Company except for fees related to Board or Committee service, nor may any Audit Committee member own or control 20% or more of the Company’s voting securities or such lower threshold as may be established by the SEC.

C. Meetings

      The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee shall meet at least annually with management and the independent and internal auditors in separate sessions to discuss any matters that the Audit Committee or management believes should be discussed privately. In addition, the Audit Committee or at least its Chair shall meet with the independent and internal auditors and management quarterly to review the Company’s financial statements.

D. Responsibilities and Duties

      To fulfill its responsibilities and duties the Audit Committee shall:

•	Review and update this Charter periodically, and at least annually;

•	Receive and review reports prepared by the Company’s independent auditors concerning:

•	the Company’s critical accounting policies to be used;

•	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management;

•	the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors.

•	Review the Company’s annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors;

•	Review with the Company’s financial management and the independent auditors the earnings release prior to its issuance and the 10-Q prior to its filing (the Chair of the Audit Committee may represent the entire Committee for purposes of this review);

•	Review disclosures made to the Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls;

•	Select the independent auditors, considering independence and effectiveness, and approve all fees and other compensation to be paid to the independent auditors. On an annual basis, the Committee should review and discuss with the auditors all significant relationships the auditors have with the Company to determine the auditors’ independence;

•	Evaluate and approve any non-audit related services, including tax services, to be provided to the Company by the independent auditors. The following non-audit services are not to be provided by the Company’s independent auditors:

•	bookkeeping or other services related to the accounting records or financial statements of the Company;

•	financial information systems design and implementation;

•	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources;

•	broker or dealer, investment adviser, or investment banking services;

•	legal services and expert services unrelated to the audit;

•	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

•	Establish procedures for confidential and anonymous treatment of the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters;

•	Engage, if needed or desired, and determine the funding for, independent counsel and other advisors;

•	Review the performance of the independent auditors and approve any proposed termination of the independent auditors;

•	Periodically consult with the independent auditors and the internal auditor out of the presence of management about internal controls and the completeness and accuracy of the organization’s financial statements;

•	Review the integrity of the Company’s internal and external financial reporting processes;

•	Review the Company’s Code of Ethics for senior financial officers;

•	Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principals and practices as suggested by the independent auditors, management, or the internal auditing department;

•	Establish regular and separate systems of reporting to the Audit Committee by management and the independent auditors regarding any significant judgments made in managements preparation of the financial statements and the view of each as to appropriateness of such judgments;

•	After completion of the annual audit, review separately with management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information;

•	Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements;

.•	Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented;

•	Publish the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

E. Education

      The Company is responsible for providing the Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Committee. The Company shall assist the Committee in maintaining appropriate financial literacy.

DIRECTIONS TO THE HOTEL BARONETTE, NOVI, MI

From Detroit Metropolitan Airport

30 Minutes from Hotel
Take I-94 West to I-275 North
to I-96 West. Exit at Novi Road,
Exit #162. Turn right on Novi Road.
Turn right into Mall entrance,
then turn left.

From Downtown Detroit

25 Minutes from Hotel
Take US-10 West to I-696 West,
to I-96 West. Exit at Novi Road,
Exit #162. Turn right on Novi Road,
Turn right into Mall entrance,
then turn left.

From the Downtown Southfield

10 Minutes from Hotel
Take I-696 West to I-96 West.
Exit at Novi Road, Exit #162.
Turn right on Novi Road,
Turn right into Mall entrance,
then turn left.

From the West

Take I-96 East to Novi Road.
Exit at Novi Road, Exit #162.
Turn left on Novi Road, follow
to the Twelve Oaks Mall.
Turn right into Mall entrance,
then turn left.

Or

Take I-94 East to I-275 North,
to I-96 West. Exit at Novi Road.

Hotel Baronette
27790 Novi Road
Novi, MI 48377
248.349.7800

The Sixth Annual
  Shareholder’s Meeting
Tuesday, June 3, 2003
9:00 – 10:00 a.m.
The Claridge Room

Admission Ticket

COVANSYS CORPORATION
Annual Meeting of Shareholders

Tuesday, June 3, 2003 at 9:00 AM
The Hotel Baronette
27790 Novi Road
Novi, MI 48377

This ticket admits the named Shareholder(s) and one guest. Photocopies will not be accepted. You may be asked for identification at the time of admission.

DETACH HERE

PROXY

COVANSYS CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Covansys Corporation appoints Brett Pynnonen and/or David R. Roady as proxies for the undersigned, with full power of substitution, to vote the common stock of the Company which the undersigned would be entitled to vote as of the close of business on April 16, 2003 at the Annual Meeting of Shareholders to be held Tuesday, June 3, 2003.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

COVANSYS CORPORATION
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark votes as in this example

IF NO CONTRARY INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF MANGEMENT’S THREE NOMINEES AS DIRECTORS.

					FOR	AGAINST	ABSTAIN
1.	Election of Directors		2.	Ratify the appoinment of PricewaterhouseCoopers	☐	☐	☐
	Nominees:	(1) Martin C. Clague, (2) Ned C. Lautenbach and (03) Rajendra B. Vattikuti.

FOR	WITHHELD
☐	☐

☐
For all nominees except as written above
The Undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.

PLEASE MARK, FILL IN DATE, SIGN AND MAIL. THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Note: Please sign name exactly as your name appears on the Stock Certificate. When signing as attorney, executor, administrator, trustee or guardian please give full title. If there is more than one trustee, all should sign. All joint owners must sign.

Signature:	Date:	Signature:	Date: